FEDERAL INCOME TAX (Details 1) - USD ($)	Mar. 31, 2021	Mar. 31, 2020
FEDERAL INCOME TAX
Net operating loss carryforwards	$ 3,429,000	$ 1,970,000
Other	0	5,000
Total deferred tax asset	3,429,000	1,975,000
Valuation allowance	$ (3,429,000)	$ (1,975,000)